2

Exhibit 10.2

Summary of Director Compensation

Attached is Schedule B that details Board of Director and Committee Member compensation. Directors that are salaried officers of the corporation receive no director or committee compensation. Schedule B is approved annually by the Board of Directors.



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Exhibit 10.2 Continued

SCHEDULE B
JANUARY 8, 2009

DIRECTORS' COMPENSATION:               Non-salaried   Directors  $16,000  annual
------------------------               retainer   plus   $1,500   per    meeting
                                       attended  of Tri City  National  Bank and
                                       $300  per  meeting  attended  of Tri City
                                       Bankshares Corporation, payable quarterly

EXECUTIVE COMMITTEE:                   Annual compensation, payable quarterly:
--------------------
     Ronald K. Puetz                   Ronald K. Puetz - no compensation
     William Gravitter                 William Gravitter                $17,900
     Sanford Fedderly                  Sanford Fedderly                 $12,150
     Christ Krantz                     Christ Krantz                    $ 5,600
     Brian T. McGarry                  Brian T. McGarry                 $ 5,600

LOAN COMMITTEE:
     William Werry, Chairman           Non-salaried Directors:
     Robert W. Orth                    Chairman $750 per meeting attended
     Sanford Fedderly                  Other members $500 per meeting attended
     William Gravitter                 Payable quarterly
     Christ Krantz
     Ronald K. Puetz
     Scott A. Wilson
     Brian T. McGarry

AUDIT COMMITTEE:
     William N. Beres, Chairman         Chairman  $10,000  per  annum,   payable
     Sanford Fedderly                   quarterly Non-salaried  members $250 per
     Christ Krantz                      meeting attended Payable quarterly

CRA/COMPLIANCE COMMITTEE
     Scott A. Wilson, Chairman          Non-salaried Directors:
     David A. Urlich, Jr.               $250   per  meeting  attended,   payable
     Scott D. Gerardin                  quarterly
     Georgia Franecki
     Joseph Porter
     Michael Koenen
     William Zick
     Mark Dandrea
     Kristen Gagliano